SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2002
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
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(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
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           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
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               (Registrant's telephone number,including area code)


Item 5. Other Events

             On February 27, 2002, Whitney Holding Corporation issued a news release announcing a three-for-two stock split and declaring a quarterly cash dividend (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

                99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: February 27, 2002
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                              Description
-------                                             -----------
99.1                                     News Release dated February 27, 2002

Exhibit 99.1
                                [GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130


                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                       FOR IMMEDIATE RELEASE
         504/552-4591                                   February 27, 2002


                   WHITNEY ANNOUNCES THREE-FOR-TWO STOCK SPLIT
                      AND DECLARES QUARTERLY CASH DIVIDEND


         New Orleans, Louisiana. The Board of Directors of Whitney Holding Corporation (NASDAQ--WTNY) declared today a 3-for-2 stock split of its common stock. Additional shares from the split will be issued on April 9, 2002 to shareholders of record on March 20, 2002.

         The Board of Directors also declared a quarterly cash dividend of $.27 per share of post-split common stock, payable on April 1, 2002 to shareholders of record as of March 20, 2002. This quarterly cash dividend is comparable to the $.40 per share pre-split dividend rate for the fourth quarter of 2001.

         William L. Marks, Chairman and Chief Executive Officer said, "This stock split helps make Whitney common stock more accessible to potential shareholders by increasing the number of shares outstanding and adjusting the price to a more competitive trading range." Whitney's shareholders will maintain the same proportionate ownership, but they will own 50% more shares of common stock after the split.

         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.


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